EXHIBIT 10.2
EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED
INFORMATION IS INDICATED BY [***].

FIRST AMENDMENT
TO BUSINESS PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO BUSINESS PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of June 24, 2022, by and among First Solar Japan GK, a Japan godo kaisha (the “Seller”) and PAG Renewables Holding Pte. Ltd. (the “DevCo Purchaser”) and PAG Renewables FM Holding Pte. Ltd., each a Singapore private limited company (each, a “Purchaser”, and together, the “Purchasers”). The Seller and the Purchasers are referred to herein individually as a “Party” and together as the “Parties”.
RECITALS
A.The Parties entered into that certain Business Purchase and Sale Agreement dated May 12, 2022 (the “Agreement”).
B.In anticipation of each Relevant Closing, the Parties now desire to set forth their agreement regarding certain amendments to, and acknowledgments and agreements in respect of, the Agreement.
ACCORDINGLY, the Parties agree as follows:
1.Defined Terms; Rules of Interpretation
Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Agreement. The rules of interpretation set forth in section 1.2 (Rules of Interpretation) of the Agreement shall apply to this Amendment mutatis mutandis.
2.O&MCo Base Consideration
The definition of “Relevant Base Consideration” in the Agreement shall be amended to replace “¥823,000,000” in respect of the O&MCo Assignment with “¥713,000,000”.
3.O&MCo On-sale Transactions
Section 2.8(a)(ii) (O&MCo On-sale Transactions) of the Agreement shall be amended to replace [***] with [***].
4.Payment of Relevant Purchase Price
(a)For the purposes of section 3.4(a)(i) (Deliveries and Closing Actions) of the Agreement, each Purchaser shall be deemed to have paid the Relevant Purchase Price to the Seller Bank Account when such amount has been received by the Seller in the Seller Bank Account.
(b)In respect of the DevCo Assignment only, if each “Relevant Purchase Price” payable to each “Seller” under the TK PSA is not received by each such “Seller” in its

“Relevant Seller Bank Account” by the Business Day after the Relevant Closing Date, then the Seller may, by delivering written notice to the DevCo Purchaser and at such Purchaser’s cost, require that the Transaction in its entirety be promptly unwound in accordance with article 545 of the Civil Code.
5.Schedule Amendments
(a)The reference to “Agreement on Secondment with Toshiba Energy System Co., Ltd., dated February 29, 2020” in Annex I (Specified Transferring O&M Contracts) to Schedule 2 (O&M Business) to the Agreement shall be amended to replace “February 29, 2020” with “February 7, 2022”.
(b)Schedule 3 (Consent Required Contracts) to the Agreement shall be amended by:
(i)moving the Contract referred to as the “Master Agreement for Temporary Work Services with Adecco Ltd., dated March 17, 2015” from Part 1 (DevCo Assignment-Related Contracts) to Part 2 (O&MCo Assignment-Related Contracts) of such Schedule; and
(ii)removing the “Automotive Insurance” Contracts from Schedule 3, Part 2.
6.Kyoto Land Transfer and Designation Agreement
(a)Exhibit C (Form of Kyoto Land Transfer Agreement) to the Agreement shall be amended to replace such Exhibit with the Exhibit (Form of Kyoto Land Transfer and Designation Agreement) to this Amendment.
(b)The Agreement shall be amended by replacing each reference to “Kyoto Land Transfer Agreement” with “Kyoto Land Transfer and Designation Agreement”.
7.Affirmation
Except as set forth in this Amendment, the Agreement shall remain in full force and effect.
8.Governing Law
This Amendment is governed by, and shall be construed in accordance with, the laws of Japan.
9.Counterparts
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, email (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Seller:

FIRST SOLAR JAPAN GK By: Name: Title:

[First Amendment to Business Purchase and Sale Agreement]

Purchasers:

PAG RENEWABLES HOLDING PTE. LTD. By: Name: Title:

PAG RENEWABLES FM HOLDING PTE. LTD.

By:
Name:
Title:
[First Amendment to Business Purchase and Sale Agreement]

EXHIBIT
FORM OF KYOTO LAND TRANSFER AND DESIGNATION AGREEMENT
[Omitted]